Supplement Dated October 1, 2015 to your Prospectus Dated May 1, 2015

The Board of Trustees of the below-referenced Funds have approved a change in the names of the Funds whereby each Fund would remove the word “Advantage” from its name. Therefore, effective December 15, 2015, the following Fund names, which appear in the Appendix describing your investment options in your prospectus, will change as follows:

Funding Option Current Name	Funding Option Name Effective December 15, 2015
Wells Fargo Advantage VT International Equity Fund	Wells Fargo VT International Equity Fund
Wells Fargo Advantage VT Intrinsic Value Fund	Wells Fargo VT Intrinsic Value Fund
Wells Fargo Advantage VT Omega Growth Fund	Wells Fargo VT Omega Growth Fund
Wells Fargo Advantage VT Opportunity Fund	Wells Fargo VT Opportunity Fund
Wells Fargo Advantage VT Small Cap Growth Fund	Wells Fargo VT Small Cap Growth Fund
Wells Fargo Advantage VT Small Cap Value Fund	Wells Fargo VT Small Cap Value Fund

This Supplement Should Be Retained For Future Reference.

HV-7622